Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2220

American Innovation Leaders Portfolio 2022-2

INVESCO UNIT TRUSTS, SERIES 2221

American Innovation Leaders CDA Portfolio 2022-2

INVESCO UNIT TRUSTS, SERIES 2222

Insider Buy Strategy Portfolio 2022-2

Supplement to the Prospectus

Effective September 7, 2022, Callaway Golf Company (ticker: ELY) has changed its name to Topgolf Callaway Brands Corp. (ticker: MODG). As a result, effective immediately, all references to Callaway Golf Co. in each Portfolio’s prospectus are replaced with Topgolf Callaway Brands Corp.

Supplement Dated: September 7, 2022